                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                October 31, 2003


                       EXCHANGE NATIONAL BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Missouri                                   0-23636                 43-1626350
--------------------------------------------------------------------------------
(State or other Jurisdiction of    (Commission File Number)     (I.R.S. Employer
Identification No.)                                               Incorporation)



132 East High Street, Jefferson City, Missouri                         65101
--------------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (573) 761-6100



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit No.        Description

         Exhibit 99 Exchange National Bancshares, Inc. press release dated October 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 31, 2003, Exchange National Bancshares, Inc. issued a press release containing unaudited financial information and accompanying discussion for the third quarter ended September 30, 2003. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

         The information contained in this Item 12 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing


                                 *      *      *

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EXCHANGE NATIONAL BANCSHARES, INC.


Date: October 31, 2003
                                         By: /s/ James E. Smith
                                             ---------------------------
                                             James E. Smith
                                             Chairman and CEO

                                  EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------

Exhibit 99 Exchange National Bancshares, Inc. press release dated October 31, 2003.